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                                                                    EXHIBIT 99.2

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                                OHM CORPORATION

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                TO BE HELD ON [WEDNESDAY, APRIL 29], 1998
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                                OHM CORPORATION

  The undersigned hereby appoints each of Pamela K.M. Beall and Steven E. Harbour as proxies with full power of substitution, and hereby authorizes each of them to present and vote, as designated on the reverse side of this card, all the shares of Common Stock, $0.10 par value, of OHM Corporation (the
"Company"), held of record by the undersigned on March   , 1998, at the
Special Meeting of Shareholders of OHM (the "Special Meeting") to be held at [the Double Tree Hotel, located at 1000 Penn Avenue, Pittsburgh, Pennsylvania 15222, on Wednesday, April 29, 1998, at 12:00 p.m., Eastern time], and at any and all adjournments or postponements thereof.

  THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS PROXY CARD. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OHM CORPORATION.

    PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE
                               ENCLOSED ENVELOPE
                              (See reverse side)
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.  [X] Please mark your votes
                                                                 as shown


1. ADOPTION OF THE AGREEMENT AND PLAN          FOR     AGAINST    ABSTAIN
OF MERGER, DATED AS OF JANUARY 15, 1998,       [_]       [_]        [_]
AMONG OHM CORPORATION, INTERNATIONAL
TECHNOLOGY CORPORATION AND IT-OHIO, INC.



2. IN THE DISCRETION OF THE PROXYHOLDERS    FOR     AGAINST    ABSTAIN
WITH RESPECT TO ANY OTHER MATTER THAT       [_]       [_]        [_]
MAY PROPERLY COME BEFORE THE SPECIAL
MEETING AND AT ANY ADJOURNMENTS OR
POSTPONEMENTS THEREOF. THE BOARD OF
DIRECTORS IS NOT AWARE OF ANY OTHER MATTERS
THAT WILL BE PRESENTED AT THE SPECIAL MEETING.


WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.



                                           YOU ARE URGED TO MARK, DATE AND SIGN
                                           THE ENCLOSED PROXY AND RETURN IT IN
                                           THE ENCLOSED PREPAID ENVELOPE AS
                                           PROMPTLY AS POSSIBLE.



                                           Signature(s):
                                                        -----------------------

                                           Date:
                                                --------------------------------

                                           Signature(s):
                                                        -----------------------

                                           Date:
                                                -------------------------------

                                           NOTE: Please sign exactly as your
                                           name(s) appears on your stock
                                           certificate(s). If shares of stock
                                           are held of record in the names of
                                           two or more persons or in the name
                                           of husband and wife, whether as
                                           joint tenants or otherwise, both or
                                           all of such persons should sign the
                                           proxy. If shares of stock are held
                                           of record by a corporation, the
                                           proxy should be executed by the
                                           president or vice president and the
                                           secretary or assistant secretary. If
                                           shares of stock are held of record
                                           by a partnership, the proxy should
                                           be executed by a duly authorized
                                           officer of the partnership.
                                           Executors, administrators or other
                                           fiduciaries who execute the above
                                           proxy for a deceased shareholder
                                           should give their full title. Please
                                           date this proxy. Joint owners should
                                           each sign. When signing as attorney,
                                           executor, administrator, trustee or
                                           guardian, please give full title as
                                           such.

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